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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) -- August 15, 2003

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                            ZIMMER HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


            DELAWARE                  001-16407                13-4151777
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                          Identification No.)

      345 EAST MAIN STREET, WARSAW, INDIANA                        46580
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    (Address of principal executive offices)                    (Zip Code)

                                 (574) 267-6131
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              (Registrant's telephone number, including area code)


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Item 5. Other Events.

        On August 15, 2003, Centerpulse AG ("Centerpulse") announced that its board of directors had recommended Zimmer's offer for all outstanding registered shares, nominal value CHF 30 per share (including registered shares represented by American depositary shares), of Centerpulse (the "Offer") contingent upon Zimmer's stockholders approving the issuance of the requisite number of shares of Zimmer common stock, par value $0.01 per share, in connection with the Offer. On the same day, Zimmer made an announcement welcoming the recommendation of the Centerpulse board of directors, which announcement is attached hereto as exhibit 99.1.

        Also on August 15, 2003, InCentive Capital AG announced that its board of directors had made a conditional recommendation of Zimmer's offer for all outstanding bearer shares, nominal value CHF 20 per share, of InCentive Capital AG.


Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Press Release of Zimmer Holdings, Inc., dated August 15, 2003.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Zimmer Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZIMMER HOLDINGS, INC.

                                  By: /s/ David C. Dvorak
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                                      David C. Dvorak
                                      Senior Vice President, Corporate
                                      Affairs, General Counsel and Secretary

Date: August 18, 2003

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                                  EXHIBIT INDEX


  EXHIBIT
     NO.      DESCRIPTION
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    99.1      Press Release of Zimmer Holdings, Inc., dated August 15, 2003.

                                        4